Full portfolio holdings (as at 31/03/17) Values Sum of Traded Sum of Holding Market Value (Base) Weight Information Technology 42,946,498 OLDINGS LTD COMMON STOCK HKD 0.00002 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON ALIBABA GROUP HOLDING LTD ADR USD 0.000025 LARGAN PRECISION CO LTD COMMON STOCK TWD 10 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON HAN'S LASER TECHNOLOGY INDUSTRY GROUP CO LTD SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 GOERTEK INC COMMON STOCK CNY 1 LUXSHARE PRECISION INDUSTRY CO LTD COMMON STOCK WISTRON NEWEB CORP COMMON STOCK TWD 10 10,094,304 7.3 9,817,081 7.1 8,399,957 6.1 3,308,231 2.4 2,504,446 1.8 1,982,792 1.4 1,585,375 1.2 1,517,865 1.1 1,084,834 0.8 1,019,452 0.7 954,148 0.7 678,014 0.5 Financials 38,084,692 27.6 BANK OF CHINA LTD COMMON STOCK HKD 1 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON AIA GROUP LTD COMMON STOCK HKD 0 CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD HONG KONG EXCHANGES & CLEARING LTD COMMON STOCK BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 CHINA LIFE INSURANCE CO LTD/TAIWAN COMMON STOCK WHARF HOLDINGS LTD/THE COMMON STOCK HKD 0 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON DAH SING BANKING GROUP LTD COMMON STOCK HKD 0 CHINA RESOURCES LAND LTD COMMON STOCK HKD 0.1 INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 HUATAI SECURITIES CO LTD COMMON STOCK CNY 1 YUANTA FINANCIAL HOLDING CO LTD COMMON STOCK TWD 6,189,709 4.5 4,839,321 3.5 4,825,915 3.5 4,433,131 3.2 2,408,174 1.8 2,370,431 1.7 2,345,043 1.7 1,670,924 1.2 1,570,623 1.1 1,506,909 1.1 1,409,411 1.0 1,137,837 0.8 1,086,277 0.8 861,093 0.6 797,962 0.6 631,932 0.5 Consumer Discretionary 18,804,090 13.6 SANDS CHINA LTD COMMON STOCK HKD 0.01 JD.COM INC ADR USD 0.00002 NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1 HANGZHOU ROBAM APPLIANCES CO LTD COMMON STOCK CNY CTRIP.COM INTERNATIONAL LTD ADR USD 0.01 SAIC MOTOR CORP LTD COMMON STOCK CNY 1 BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD COMMON CHINA CYTS TOURS HOLDING CO LTD COMMON STOCK CNY 1 TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0 IMAX CHINA HOLDING INC COMMON STOCK HKD 0.0001 SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01 CHOW SANG SANG HOLDINGS INTERNATIONAL LTD COMMON CAFE DE CORAL HOLDINGS LTD COMMON STOCK HKD 0.1 TUNG THIH ELECTRONIC CO LTD COMMON STOCK TWD 10 REGINA MIRACLE INTERNATIONAL HOLDINGS LTD COMMON PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD 2,432,889 1.8 2,283,474 1.6 1,695,812 1.2 1,441,911 1.0 1,386,030 1.0 1,246,941 0.9 1,093,997 0.8 1,074,744 0.8 951,007 0.7 913,595 0.7 907,829 0.7 865,141 0.6 713,903 0.5 689,462 0.5 645,901 0.5 461,455 0.3 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Industrials 8,868,097 6.4 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 2,103,532 1.5 CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK 1,444,197 1.0 BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK 1,018,411 0.7 CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD 901,285 0.7 BOC AVIATION LTD COMMON STOCK HKD 900,310 0.7 SPRING AIRLINES CO LTD COMMON STOCK CNY 1 748,701 0.5 DAQIN RAILWAY CO LTD COMMON STOCK CNY 1 621,918 0.5 SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 619,958 0.4 GUOXUAN HIGHTECH CO LTD COMMON STOCK CNY 1 509,784 0.4 Liquidity 6,662,249 4.8 BOC AVIATION LTD COMMON STOCK HKD 6,662,249 4.8 Health Care 5,340,738 3.9 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 2,040,138 1.5 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 1,419,752 1.0 CHINA RESOURCES PHOENIX HEALTHCARE HOLDINGS CO LTD 1,059,882 0.8 CHINA MEDICAL SYSTEM HOLDINGS LTD COMMON STOCK HKD 820,966 0.6 Utilities 4,860,001 3.5 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 2,101,911 1.5 CGN POWER CO LTD COMMON STOCK HKD 1 1,226,945 0.9 CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1 847,787 0.6 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 683,358 0.5 Consumer Staples 4,219,925 3.1 KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 1,658,279 1.2 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 1,565,461 1.2 WH GROUP LTD COMMON STOCK HKD 0.0001 996,185 0.7 Energy 2,937,502 2.1 CNOOC LTD COMMON STOCK HKD 0 2,937,502 2.1 Telecommunication Services 2,856,643 2.1 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 1,707,853 1.3 HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005 1,148,790 0.8 Materials 2,422,356 1.8 KANGDE XIN COMPOSITE MATERIAL GROUP CO LTD COMMON 1,295,778 1.0 ALUMINUM CORP OF CHINA LTD COMMON STOCK HKD 1 1,126,578 0.8 Grand Total 138,002,791 100.0 Source: J.P. 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Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.